Boston Private Financial Holdings, Inc. Reports Fourth Quarter and Year End 2015 Results; Raises Dividend to $0.10 Per Share
Fourth Quarter and Full Year Highlights:

•
Deposit and Loan Growth: Average Total Deposits increased 8% year-over-year to $5.9 billion. On a linked quarter basis, Average Total Deposits increased 3%, while Average Total Loans grew 8% year-over-year and 2% linked quarter. The Average Loan-to-Deposit ratio was 95% at the end of the fourth quarter, flat year-over-year.

•	Net Interest Income Growth: Net Interest Income increased 9% year-over-year and increased 4% linked quarter to $48.1 million.

•
Assets Under Management: Total Assets Under Management/Advisory (“AUM”) decreased 8% year-over-year to $27.6 billion, reflecting negative net flows and negative market action. On a linked quarter basis, AUM increased 1% due to positive market action partially offset by negative net flows.

•
Provision Credit: The Company recorded a provision credit of $1.7 million due to net recoveries of $0.9 million and a reduction in criticized and classified loans, offset by loan growth. Compared to a provision expense of $2.6 million for the third quarter of 2015.

•
Dividend Increase: The Board of Directors today approved a quarterly cash dividend of $0.10 per share, up from $0.09 per share. This marks the fifth quarterly cash dividend increase in the past three years.

Boston, MA - January 27, 2016 - Boston Private Financial Holdings, Inc. (NASDAQ: BPFH) (the “Company” or “BPFH”) today reported fourth quarter 2015 GAAP Net Income Attributable to the Company of $15.0 million, compared to $13.5 million for the third quarter of 2015. Fourth quarter 2015 diluted earnings per share were $0.17, compared to $0.16 in the third quarter of 2015 and $0.13 in the fourth quarter of 2014.
For the full year of 2015, BPFH reported GAAP Net Income Attributable to the Company of $64.9 million, compared to $68.8 for the full year of 2014. BPFH reported diluted earnings per share of $0.74 compared to $0.79 for the full years of 2015 and 2014, respectively.

“2015 was an uneven performance year for Boston Private,” said Clayton G. Deutsch, CEO. “The Private Bank continued to build franchise value and expand its client base across its footprint. However, our Wealth Management businesses came under pressure from sector-based headwinds and client withdrawals. Nevertheless, all of our wealth management businesses took steps to strengthen their positions. Despite near-term challenges, we enter 2016 confident that we have the right team and client offering in place to execute on our goal of being the premier Wealth Management and Private Banking company in our select markets nationally.”
Core Fees and Income
Core Fees and Income decreased 6% year-over-year and linked quarter to $37.1 million reflecting lower levels of AUM and lower Other Banking Fee Income. For the full year 2015, Core Fees and Income increased 13% to $157.1 million, largely due to the acquisition of Banyan Partners, which was completed on October 2, 2014.
AUM increased to $27.6 billion in the fourth quarter, up 1% from $27.4 billion in the third quarter of 2015, reflecting positive market action offset by negative net flows. AUM decreased 8% year-over-year due to negative net flows and negative market action. The Company experienced fourth quarter 2015 AUM net outflows of $543 million, as compared to net outflows of $751 million and $156 million in the third quarter of 2015 and fourth quarter of 2014, respectively. AUM net outflows for 2015 were $1.9 billion as compared to net outflows of $348 million in 2014.

Net Interest Income
Net Interest Income for the fourth quarter was $48.1 million, up 4% from $46.5 million for the third quarter of 2015. On a year-over-year basis, Net Interest Income increased 9% from $44.1 million.  The current quarter, third quarter of 2015 and fourth quarter of 2014, all include $0.3 million of interest recovered on previous non-accrual loans.
Net Interest Margin was 2.88% for the fourth quarter, up four basis points from 2.84% for the third quarter of 2015. Net Interest Margin was up five basis points from 2.83% for the fourth quarter of 2014. Excluding interest recovered on previous nonaccrual loans, Net Interest Margin was up four basis points both linked quarter and year-over-year to 2.86%.
Total Operating Expenses
Total Operating Expenses for the fourth quarter of 2015 were $67.4 million, up 9% from $61.9 million for the third quarter of 2015. On a year-over-year basis, Total Operating Expenses increased 6% from $63.8 million, primarily due to higher marketing and occupancy expenses. Restructuring Expense in the fourth quarter of 2015 was $2.0 million, while the third quarter of 2015 and fourth quarter of 2014 include Restructuring Expense of $1.5 million and $0.7 million, respectively.
Provision and Asset Quality
The Company recorded a provision credit of $1.7 million for the fourth quarter of 2015, compared to a provision expense of $2.6 million for the third quarter of 2015 and $2.4 million for the fourth quarter of 2014. The provision credit was driven by net recoveries of $0.9 million and a reduction in criticized and classified loans, offset by loan growth.
Criticized Loans decreased 4% on a linked quarter basis and 3% year-over-year to $154.1 million. Nonaccrual Loans (“Nonaccruals”) decreased 14% to $26.6 million on a linked quarter basis. On a year-over-year basis, Nonaccruals decreased 40% from $44.2 million. As a percentage of Total Loans, Nonaccruals were 46 basis points at December 31, 2015, down 9 basis points from September 30, 2015, and down 38 basis points from December 31, 2014.
Additional credit metrics are listed below on a linked quarter and year-over-year basis:

(In millions)	December 31, 2015	September 30, 2015	December 31, 2014
Total Criticized Loans	$154.1	$160.9	$159.6
Total Loans 30-89 Days Past Due and Accruing (12)	$13.1	$7.0	$7.0
Total Net Loans (Charged-off)/ Recovered	$0.9	$(1.6)	$(1.8)
Allowance for Loan Losses/ Total Loans	1.37%	1.41%	1.44%

Capital Ratios
Capital ratios are listed below on a linked quarter and year-over-year basis:

	December 31, 2015	September 30, 2015	December 31, 2014
BPFH Ratios:
Total Risk-Based Capital *	13.8%	13.8%	13.8%
Tier I Risk-Based Capital *	12.6%	12.6%	12.6%
Tier I Leverage Capital *	9.5%	9.6%	9.5%
TCE/TA	7.0%	7.2%	7.0%
Tier I Common Equity/ Risk Weighted Assets *	9.8%	9.7%	9.2%
*December 31, 2015 information is presented based on estimated data.

Dividend Payments
Concurrent with the release of fourth quarter 2015 earnings, the Board of Directors of the Company declared a cash dividend to common stock shareholders of $0.10 per share. The record date for this dividend is February 10, 2016, and the payment date is February 19, 2016.
The Board of Directors of the Company also declared a cash dividend to holders of the Non-Cumulative Perpetual Preferred Stock, Series D of $17.375 per share, which will result in a dividend of $0.434375 per depositary share. The record date for this dividend is February 16, 2016, and the payment date is March 15, 2016.
Non-GAAP Financial Measures
The Company uses certain non-GAAP financial measures, such as tangible book value per share; the TCE/TA ratio; return on average common equity; return on average tangible common equity; pre-tax, pre-provision earnings; total operating expense excluding restructuring; the efficiency ratio (FTE basis); and Net Interest Income and Net Interest Margin excluding interest recovered on previous non-accrual loans; to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.  A detailed reconciliation table of the Company's GAAP to the non-GAAP measures is attached.
Conference Call
Management will hold a conference call at 8 a.m. Eastern Time on Thursday, January 28, 2016, to discuss the financial results, business highlights and outlook. To access the call:
Dial In #: (888) 317-6003
Elite Entry Number: 6359964

Replay Information:
Available from January 28, 2016 at 12 noon until February 4, 2016
Dial In #: (877) 344-7529
Conference Number: 10079628
The call will be simultaneously webcast and may be accessed on www.bostonprivatefinancial.com

Boston Private Financial Holdings, Inc.
Boston Private Financial Holdings, Inc. is a national financial services organization that owns Wealth Management and Private Banking affiliates with offices in Boston, New York, Los Angeles, San Francisco, San Jose, Atlanta, Florida, Wisconsin, and Texas. The Company has an $8 billion Private Banking balance sheet, and manages over $27 billion of client assets.
The Company positions its affiliates to serve the high net worth marketplace with high quality products and services of unique appeal to private clients. The Company also provides strategic oversight and access to resources, both financial and intellectual, to support affiliate management, marketing, compliance and legal activities. (NASDAQ: BPFH)
For more information about BPFH, visit the Company's website at www.bostonprivatefinancial.com.
Forward-Looking Statements
Certain statements in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. These statements include, among others, statements regarding our strategy, evaluations of future interest rate trends and liquidity, prospects for growth in assets, and prospects for overall results over the long term. You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company's control. Forward-looking statements are based on the current assumptions and beliefs of management and are only expectations of future results. The Company's actual results could differ materially from those projected in the forward-looking statements as a result of, among other factors, adverse conditions in the capital and debt markets and the impact of such conditions on the Company's private banking, investment management and wealth advisory activities; changes in interest rates; competitive pressures from other financial institutions; the effects of weakness in general economic conditions on a national basis or in the local markets in which the Company operates; changes in loan defaults and charge-off rates; changes in the value of securities and other assets, adequacy of loan loss reserves, or decreases in deposit levels necessitating increased borrowing to fund loans and investments; changes in government regulation; the risk that goodwill and intangibles recorded in the Company's financial statements will become impaired; the risk that the Company's deferred tax asset may not be realized; risks related to the identification and implementation of acquisitions, dispositions and restructurings; changes in assumptions used in making such forward-looking statements; and the other risks and uncertainties detailed in the Company's Annual Report on Form 10-K and updated by the Company's Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.
Note to Editors:
Boston Private Financial Holdings, Inc. is not to be confused with Boston Private Bank & Trust Company. Boston Private Bank & Trust Company is a wholly-owned subsidiary of BPFH. The information reported in this press release is related to the performance and results of BPFH.
###
CONTACT:
Steven Gaven
Vice President Corporate Finance and Director of Investor Relations
Boston Private Financial Holdings, Inc.
(617) 912-3793
sgaven@bostonprivate.com

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	December 31, 2015	September 30, 2015	December 31, 2014
	(In thousands, except share and per share data)
Assets:
Cash and cash equivalents	$238,694	$43,640	$172,609
Investment securities available for sale	1,084,510	1,023,255	829,993
Investment securities held to maturity	116,352	121,679	140,727
Stock in Federal Home Loan Banks	35,181	35,518	32,281
Loans held for sale	8,072	7,685	7,099
Total loans	5,719,212	5,607,472	5,269,936
Less: Allowance for loan losses	78,500	79,246	75,838
Net loans	5,640,712	5,528,226	5,194,098
Other real estate owned (“OREO”)	776	776	929
Premises and equipment, net	31,036	30,841	32,199
Goodwill	152,082	152,082	152,082
Intangible assets, net	33,007	34,806	39,718
Fees receivable	11,258	11,308	12,517
Accrued interest receivable	17,950	17,039	16,071
Deferred income taxes, net	51,699	45,438	47,576
Other assets	121,179	128,235	119,975
Total assets	$7,542,508	$7,180,528	$6,797,874
Liabilities:
Deposits	$6,040,437	$5,647,859	$5,453,879
Securities sold under agreements to repurchase	58,215	35,698	30,496
Federal funds purchased	—	60,000	—
Federal Home Loan Bank borrowings	461,324	461,899	370,150
Junior subordinated debentures	106,363	106,363	106,363
Other liabilities	111,468	109,695	112,170
Total liabilities	6,777,807	6,421,514	6,073,058
Redeemable Noncontrolling Interests	18,088	18,257	20,905
Shareholders’ Equity:
Preferred stock, $1.00 par value; authorized: 2,000,000 shares	47,753	47,753	47,753
Common stock, $1.00 par value; authorized: 170,000,000 shares; issued and outstanding: 83,410,961 shares at December 31, 2015; 83,645,364 shares at September 30, 2015; 82,961,855 shares at December 31, 2014	83,411	83,645	82,962
Additional paid-in capital	600,670	598,968	610,903
Retained earnings/ (accumulated deficit)	12,886	5,960	(37,396)
Accumulated other comprehensive income/ (loss)	(1,500)	1,287	(697)
Total Company’s shareholders’ equity	743,220	737,613	703,525
Noncontrolling interests	3,393	3,144	386
Total shareholders’ equity	746,613	740,757	703,911
Total liabilities, redeemable noncontrolling interests and shareholders’ equity	$7,542,508	$7,180,528	$6,797,874

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Three Months Ended			Year Ended
	December 31, 2015	September 30, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Interest and dividend income:	(In thousands, except share and per share data)
Loans	$49,463	$48,058	$47,117	$192,184	$191,658
Taxable investment securities	1,239	1,094	920	4,403	3,162
Non-taxable investment securities	1,348	1,264	978	4,758	3,738
Mortgage-backed securities	2,863	2,681	1,695	10,933	6,925
Federal funds sold and other	449	425	381	1,390	1,359
Total interest and dividend income	55,362	53,522	51,091	213,668	206,842
Interest expense:
Deposits	4,281	4,007	3,908	16,002	14,102
Federal Home Loan Bank borrowings	1,960	2,051	2,069	7,959	9,108
Junior subordinated debentures	973	979	976	3,875	3,872
Repurchase agreements and other short-term borrowings	8	12	10	62	59
Total interest expense	7,222	7,049	6,963	27,898	27,141
Net interest income	48,140	46,473	44,128	185,770	179,701
Provision/ (credit) for loan losses	(1,655)	2,600	2,400	(1,555)	(6,400)
Net interest income after provision/ (credit) for loan losses	49,795	43,873	41,728	187,325	186,101
Fees and other income:
Investment management fees	10,889	11,360	11,897	45,694	47,123
Wealth advisory fees	12,569	12,515	12,352	50,437	48,082
Wealth management and trust fees	11,782	12,424	13,327	51,309	34,582
Other banking fee income	1,719	2,780	1,841	8,440	7,033
Gain on sale of loans, net	178	364	192	1,207	2,158
Total core fees and income	37,137	39,443	39,609	157,087	138,978
Gain/ (loss) on sale of investments, net	215	5	(16)	236	(7)
Gain/ (loss) on OREO, net	—	35	(31)	124	957
Other	366	(37)	360	3,722	870
Total other income	581	3	313	4,082	1,820
Operating expense:
Salaries and employee benefits	39,520	37,938	39,881	159,401	146,648
Occupancy and equipment	9,989	9,064	8,549	37,183	31,041
Professional services	3,778	2,848	3,308	12,861	12,473
Marketing and business development	4,001	2,008	2,425	9,063	7,989
Contract services and data processing	1,505	1,600	1,527	6,037	5,816
Amortization of intangibles	1,799	1,655	1,707	6,711	4,836
FDIC insurance	1,089	916	852	3,979	3,459
Restructuring	2,000	1,504	739	3,724	739
Other	3,726	4,396	4,772	16,222	14,128
Total operating expense	67,407	61,929	63,760	255,181	227,129
Income before income taxes	20,106	21,390	17,890	93,313	99,770
Income tax expense	5,638	8,182	5,901	30,392	32,365
Net income from continuing operations	14,468	13,208	11,989	62,921	67,405
Net income from discontinued operations (1)	1,455	1,316	1,510	6,411	6,160
Net income before attribution to noncontrolling interests	15,923	14,524	13,499	69,332	73,565
Less: Net income attributable to noncontrolling interests	921	994	1,322	4,407	4,750
Net income attributable to the Company	$15,002	$13,530	$12,177	$64,925	$68,815

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Three Months Ended			Year Ended
PER SHARE DATA:	December 31, 2015	September 30, 2015	December 31, 2014	December 31, 2015	December 31, 2014
	(In thousands, except share and per share data)
Calculation of Income for EPS:
Net income attributable to the Company	$15,002	$13,530	$12,177	$64,925	$68,815
Adjustments to Net Income Attributable to the Company to Arrive at Net Income Attributable to Common Shareholders (2)	(1,187)	154	(1,176)	(3,102)	(4,228)
Net Income Attributable to the Common Shareholders	13,815	13,684	11,001	61,823	64,587
LESS: Amount allocated to participating securities	(5)	(8)	(27)	(92)	(335)
Net Income Attributable to the Common Shareholders, after allocation to participating securities	$13,810	$13,676	$10,974	$61,731	$64,252

End of Period Common Shares Outstanding	83,410,961	83,645,364	82,961,855

Weighted Average Shares Outstanding:
Weighted average basic shares, including participating securities	81,197,790	81,204,808	80,880,508	81,116,055	79,605,355
LESS: Participating securities	(62,859)	(100,870)	(487,596)	(230,802)	(683,875)
PLUS: Dilutive potential common shares	2,402,591	2,265,257	2,096,172	2,339,900	1,957,751
Weighted Average Diluted Shares (3)	83,537,522	83,369,195	82,489,084	83,225,153	80,879,231

Diluted Total Earnings per Share	$0.17	$0.16	$0.13	$0.74	$0.79

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands, except per share data)	December 31, 2015	September 30, 2015	December 31, 2014
FINANCIAL DATA:
Book Value Per Common Share	$8.38	$8.29	$7.91
Tangible Book Value Per Share (4)	$6.16	$6.05	$5.60
Market Price Per Share	$11.34	$11.70	$13.47

ASSETS UNDER MANAGEMENT AND ADVISORY:
Wealth Management and Trust	$7,976,000	$8,060,000	$9,274,000
Investment Managers	9,952,000	9,830,000	10,772,000
Wealth Advisory	9,688,000	9,537,000	9,883,000
Less: Inter-company Relationship	(21,000)	(21,000)	(22,000)
Total Assets Under Management and Advisory	$27,595,000	$27,406,000	$29,907,000

FINANCIAL RATIOS:
Total Equity/ Total Assets	9.90%	10.32%	10.35%
Tangible Common Equity/ Tangible Assets (4)	6.98%	7.24%	7.03%
Tier I Common Equity/ Risk Weighted Assets (4)	9.80%	9.73%	9.24%
Allowance for Loan Losses/ Total Loans	1.37%	1.41%	1.44%
Allowance for Loan Losses/ Nonaccrual Loans	295%	258%	172%
Return on Average Assets - Three Months Ended (Annualized)	0.81%	0.75%	0.71%
Return on Average Common Equity - Three Months Ended (Annualized) (5)	8.06%	7.32%	6.91%
Return on Average Tangible Common Equity - Three Months Ended (Annualized) (5)	11.92%	10.93%	10.60%
Efficiency Ratio - Three Months Ended (6)	71.59%	66.18%	70.83%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Average Balance			Interest Income/Expense			Average Yield/Rate
(In thousands)	Three Months Ended			Three Months Ended			Three Months Ended
AVERAGE BALANCE SHEET:	12/31/15	09/30/15	12/31/14	12/31/15	09/30/15	12/31/14	12/31/15	09/30/15	12/31/14
AVERAGE ASSETS
Interest-Earning Assets:
Cash and Investments:
Taxable investment securities	$368,573	$340,170	$305,118	$1,239	$1,094	$920	1.35%	1.29%	1.21%
Non-taxable investment securities (8)	258,755	249,854	229,157	2,074	1,945	1,504	3.21%	3.12%	2.63%
Mortgage-backed securities	526,987	526,408	350,312	2,863	2,681	1,695	2.17%	2.04%	1.93%
Federal funds sold and other	220,618	213,372	389,833	449	425	381	0.80%	0.78%	0.39%
Total Cash and Investments	1,374,933	1,329,804	1,274,420	6,625	6,145	4,500	1.92%	1.85%	1.41%
Loans (9):
Commercial and Construction (8)	3,133,881	3,043,739	2,852,064	32,480	31,195	30,855	4.06%	4.01%	4.23%
Residential	2,224,614	2,208,004	2,120,416	17,272	17,083	16,447	3.11%	3.09%	3.10%
Home Equity and Other Consumer	284,076	287,102	254,387	1,982	1,982	1,799	2.77%	2.74%	2.80%
Total Loans	5,642,571	5,538,845	5,226,867	51,734	50,260	49,101	3.62%	3.58%	3.71%
Total Earning Assets	7,017,504	6,868,649	6,501,287	58,359	56,405	53,601	3.28%	3.24%	3.26%
LESS: Allowance for Loan Losses	79,389	78,263	75,590
Cash and due From Banks (Non-Interest Bearing)	39,453	38,631	41,595
Other Assets	411,642	404,945	411,546
TOTAL AVERAGE ASSETS	$7,389,210	$7,233,962	$6,878,838
AVERAGE LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND SHAREHOLDERS' EQUITY
Interest-Bearing Liabilities:
Interest-Bearing Deposits:
Savings and NOW	$586,353	$581,041	$584,210	$105	$103	$112	0.07%	0.07%	0.08%
Money Market	3,063,533	2,944,893	2,836,731	2,995	2,731	2,589	0.39%	0.37%	0.36%
Certificates of Deposit	593,286	593,466	597,460	1,181	1,173	1,207	0.79%	0.78%	0.80%
Total Interest-Bearing Deposits	4,243,172	4,119,400	4,018,401	4,281	4,007	3,908	0.40%	0.39%	0.39%
Junior Subordinated Debentures	106,363	106,363	106,363	973	979	976	3.58%	3.60%	3.59%
FHLB Borrowings and Other	491,115	526,697	447,955	1,968	2,063	2,079	1.57%	1.53%	1.82%
Total Interest-Bearing Liabilities	4,840,650	4,752,460	4,572,719	7,222	7,049	6,963	0.59%	0.59%	0.60%
Noninterest Bearing Demand Deposits	1,673,122	1,623,524	1,465,145
Payables and Other Liabilities	110,951	102,076	121,318
Total Average Liabilities	6,624,723	6,478,060	6,159,182
Redeemable Noncontrolling Interests	21,337	22,020	22,802
Average Shareholders' Equity	743,150	733,882	696,854
TOTAL AVERAGE LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND SHAREHOLDERS' EQUITY	$7,389,210	$7,233,962	$6,878,838
Net Interest Income - on a Fully Taxable Equivalent Basis (FTE)				$51,137	$49,356	$46,638
LESS: FTE Adjustment (8)				2,997	2,883	2,510
Net Interest Income (GAAP Basis)				$48,140	$46,473	$44,128
Interest Rate Spread							2.69%	2.65%	2.66%
Bank only Net Interest Margin							2.94%	2.91%	2.90%
Net Interest Margin							2.88%	2.84%	2.83%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Average Balance		Interest Income/Expense		Average Yield/Rate
(In thousands)	Year Ended		Year Ended		Year Ended
AVERAGE BALANCE SHEET:	12/31/15	12/31/14	12/31/15	12/31/14	12/31/15	12/31/14
AVERAGE ASSETS
Interest-Earning Assets:
Cash and Investments:
Taxable investment securities	$343,130	$279,438	$4,403	$3,162	1.28%	1.13%
Non-taxable investment securities (8)	245,402	225,346	7,320	5,751	2.98%	2.55%
Mortgage-backed securities	527,057	337,552	10,933	6,925	2.07%	2.05%
Federal funds sold and other	167,847	285,783	1,390	1,359	0.83%	0.47%
Total Cash and Investments	1,283,436	1,128,119	24,046	17,197	1.87%	1.52%
Loans (9):
Commercial and Construction (8)	2,976,950	2,846,042	125,053	126,830	4.20%	4.40%
Residential	2,183,830	2,066,776	67,648	64,984	3.10%	3.14%
Home Equity and Other Consumer	284,817	246,934	7,956	7,080	2.79%	2.87%
Total Loans	5,445,597	5,159,752	200,657	198,894	3.68%	3.82%
Total Earning Assets	6,729,033	6,287,871	224,703	216,091	3.34%	3.41%
LESS: Allowance for Loan Losses	78,164	76,990
Cash and due From Banks (Non-Interest Bearing)	39,513	39,381
Other Assets	410,375	374,782
TOTAL AVERAGE ASSETS	$7,100,757	$6,625,044
AVERAGE LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND SHAREHOLDERS' EQUITY
Interest-Bearing Liabilities:
Interest-Bearing Deposits:
Savings and NOW	$588,995	$578,827	$399	$431	0.07%	0.07%
Money Market	2,894,615	2,619,930	10,871	8,701	0.38%	0.33%
Certificates of Deposit	597,153	611,285	4,732	4,970	0.79%	0.81%
Total Interest-Bearing Deposits	4,080,763	3,810,042	16,002	14,102	0.39%	0.37%
Junior Subordinated Debentures	106,363	106,363	3,875	3,872	3.64%	3.59%
FHLB Borrowings and Other	516,237	503,995	8,021	9,167	1.55%	1.79%
Total Interest-Bearing Liabilities	4,703,363	4,420,400	27,898	27,141	0.59%	0.61%
Noninterest Bearing Demand Deposits	1,542,254	1,406,007
Payables and Other Liabilities	103,669	111,664
Total Average Liabilities	6,349,286	5,938,071
Redeemable Noncontrolling Interests	21,982	20,757
Average Shareholders' Equity	729,489	666,216
TOTAL AVERAGE LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND SHAREHOLDERS' EQUITY	$7,100,757	$6,625,044
Net Interest Income - on a Fully Taxable Equivalent Basis (FTE)			$196,805	$188,950
LESS: FTE Adjustment (8)			11,035	9,249
Net Interest Income (GAAP Basis)			$185,770	$179,701
Interest Rate Spread					2.75%	2.80%
Bank only Net Interest Margin					2.99%	3.05%
Net Interest Margin					2.92%	2.98%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands)	December 31, 2015	September 30, 2015	December 31, 2014
LOAN DATA (10):
Commercial and Industrial Loans:
New England	$894,277	$827,301	$781,646
San Francisco Bay	122,754	125,093	117,105
Southern California	94,524	84,428	54,334
Total Commercial and Industrial Loans	$1,111,555	$1,036,822	$953,085
Commercial Real Estate Loans:
New England	$799,109	$766,253	$690,965
San Francisco Bay	622,123	625,145	619,222
Southern California	492,902	512,250	478,216
Total Commercial Real Estate Loans	$1,914,134	$1,903,648	$1,788,403
Construction and Land Loans:
New England	$106,048	$111,280	$85,272
San Francisco Bay	52,876	35,627	31,329
Southern California	24,510	23,504	8,748
Total Construction and Land Loans	$183,434	$170,411	$125,349
Residential Loans:
New England	$1,368,192	$1,356,057	$1,299,568
San Francisco Bay	462,327	462,630	462,497
Southern California	399,021	393,199	370,030
Total Residential Loans	$2,229,540	$2,211,886	$2,132,095
Home Equity Loans:
New England	$83,712	$81,796	$82,877
San Francisco Bay	28,966	27,076	27,575
Southern California	7,150	5,915	4,407
Total Home Equity Loans	$119,828	$114,787	$114,859
Other Consumer Loans:
New England	$152,984	$161,186	$143,166
San Francisco Bay	4,530	5,782	6,505
Southern California	3,207	2,950	6,474
Total Other Consumer Loans	$160,721	$169,918	$156,145
Total Loans:
New England	$3,404,322	$3,303,873	$3,083,494
San Francisco Bay	1,293,576	1,281,353	1,264,233
Southern California	1,021,314	1,022,246	922,209
Total Loans	$5,719,212	$5,607,472	$5,269,936

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands)	December 31, 2015	September 30, 2015	December 31, 2014
CREDIT QUALITY (10):
Special Mention Loans:
New England	$40,121	$46,924	$32,254
San Francisco Bay	15,764	11,087	18,161
Southern California	13,326	12,718	26,325
Total Special Mention Loans	$69,211	$70,729	$76,740
Accruing Substandard Loans (11):
New England	$22,026	$16,996	$11,126
San Francisco Bay	19,990	20,108	23,403
Southern California	16,398	22,405	4,331
Total Accruing Substandard Loans	$58,414	$59,509	$38,860
Nonaccruing Loans:
New England	$19,572	$22,815	$26,205
San Francisco Bay	4,977	5,096	13,430
Southern California	2,022	2,816	4,547
Total Nonaccruing Loans	$26,571	$30,727	$44,182
Other Real Estate Owned:
New England	$191	$191	$344
San Francisco Bay	585	585	585
Southern California	—	—	—
Total Other Real Estate Owned	$776	$776	$929
Loans 30-89 Days Past Due and Accruing (12):
New England	$7,118	$6,733	$6,572
San Francisco Bay	2,806	14	375
Southern California	3,170	227	13
Total Loans 30-89 Days Past Due and Accruing	$13,094	$6,974	$6,960
Loans (Charged-off)/ Recovered, Net for the Three Months Ended:
New England	$120	$(1,618)	$(2,516)
San Francisco Bay	703	(57)	607
Southern California	86	70	64
Total Net Loans (Charged-off)/ Recovered	$909	$(1,605)	$(1,845)
Loans (Charged-off)/ Recovered, Net for the Twelve Months Ended:
New England	$(502)		$(1,686)
San Francisco Bay	4,217		3,671
Southern California	502		3,882
Total Net Loans (Charged-off)/ Recovered	$4,217		$5,867

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

FOOTNOTES:

(1)
Net income from discontinued operations consists of contingent payments or expenses related to our divested affiliates, including Davidson Trust Company; Boston Private Value Investors, Inc.; Sand Hill Advisors, LLC; RINET Company, LLC; Gibraltar Private Bank & Trust Company; and Westfield Capital Management Company, LLC.

(2)
Adjustments to net income attributable to the Company to arrive at net income attributable to the common shareholders, as presented in these tables, include decrease/ (increase) in noncontrolling interests redemption value, dividends paid on preferred stock, and dividends on participating securities.

(3)
When the Company has positive net income from continuing operations attributable to the common shareholders, the Company adds additional shares to basic weighted average shares outstanding to arrive at diluted weighted average shares outstanding for the diluted earnings per share calculation. These additional shares reflect the assumed exercise, conversion, or contingent issuance of dilutive securities. If the additional shares would result in anti-dilution they would be excluded from the diluted earnings per share calculation. The potential dilutive shares relate to: unexercised stock options, unvested non-participating restricted stock, and unexercised stock warrants. See Part II. Item 8. “Financial Statements and Supplementary Data - Note 16: Earnings Per Share” in the Company's Annual Report on Form 10-K for the year ended December 31, 2014 for additional information.

(4)
The Company uses certain non-GAAP financial measures, such as: Tangible Book Value Per Share and the Tangible Common Equity (“TCE”) to Tangible Assets (“TA”) ratio to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP Total Equity to Total Assets ratio to the Non-GAAP TCE to TA ratio, and from GAAP Book Value to Non-GAAP Tangible Book Value are presented below:

The Company calculates Tangible Assets by adjusting Total Assets to exclude Goodwill and Intangible Assets.

The Company calculates Tangible Common Equity by adjusting Total Equity to exclude non-convertible Series D Preferred stock and exclude Goodwill and Intangible Assets, net.

(In thousands, except per share data)	December 31, 2015	September 30, 2015	December 31, 2014
Total Balance Sheet Assets	$7,542,508	$7,180,528	$6,797,874
LESS: Goodwill and Intangible Assets, net	(185,089)	(186,888)	(191,800)
Tangible Assets (non-GAAP)	$7,357,419	$6,993,640	$6,606,074
Total Shareholders' Equity	$746,613	$740,757	$703,911
LESS: Series D Preferred Stock (non-convertible)	(47,753)	(47,753)	(47,753)
LESS: Goodwill and Intangible Assets, net	(185,089)	(186,888)	(191,800)
Total adjusting items	(232,842)	(234,641)	(239,553)
Tangible Common Equity (non-GAAP)	$513,771	$506,116	$464,358
Total Equity/Total Assets	9.90%	10.32%	10.35%
Tangible Common Equity/Tangible Assets (non-GAAP)	6.98%	7.24%	7.03%

Total Risk Weighted Assets *	$5,450,149	$5,397,148	$5,073,973
Tier I Common Equity *	$534,241	$525,004	$468,902
Tier I Common Equity/ Risk Weighted Assets	9.80%	9.73%	9.24%

End of Period Shares Outstanding	83,411	83,645	82,962

Book Value Per Common Share	$8.38	$8.29	$7.91
Tangible Book Value Per Share (non-GAAP)	$6.16	$6.05	$5.60
*     Risk Weighted Assets and Tier I Common Equity for December 31, 2015 are presented based on estimated data.

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

(5)
The Company uses certain non-GAAP financial measures, such as: Return on Average Common Equity and Return on Average Tangible Common Equity to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP Return on Average Equity ratio to the Non-GAAP Return on Average Common Equity ratio, and the Non-GAAP Return on Average Tangible Common Equity ratio are presented below:

The Company annualizes income data based on the number of days in the period presented and a 365 day year. The Company calculates Average Common Equity by adjusting Average Equity to exclude Average Preferred Equity. The Company calculates Average Tangible Common Equity by adjusting Average Equity to exclude Average Goodwill and Intangible Assets, net and Average Preferred Equity.

	Three Months Ended			Year Ended
(In thousands)	December 31, 2015	September 30, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Total average shareholders' equity	$743,150	$733,882	$696,854	$729,489	$666,216
LESS: Average Series D preferred stock (non-convertible)	(47,753)	(47,753)	(47,753)	(47,753)	(47,753)
Average common equity (non-GAAP)	695,397	686,129	649,101	681,736	618,463
LESS: Average goodwill and intangible assets, net	(185,983)	(187,728)	(184,473)	(188,533)	(144,658)
Total adjusting items	(185,983)	(187,728)	(184,473)	(188,533)	(144,658)
Average Tangible Common Equity (non-GAAP)	$509,414	$498,401	$464,628	$493,203	$473,805

Net income attributable to the Company	$15,002	$13,530	$12,177	$64,925	$68,815
LESS: Dividends on Series D preferred stock	(869)	(869)	(869)	(3,475)	(3,475)
Common net income (non-GAAP)	14,133	12,661	11,308	61,450	65,340
ADD: Amortization of intangibles, net of tax (35%)	1,169	1,076	1,110	4,362	3,143
Tangible common net income (non-GAAP)	$15,302	$13,737	$12,418	$65,812	$68,483

Return on Average Equity - (Annualized)	8.01%	7.31%	6.93%	8.90%	10.33%
Return on Average Common Equity - (Annualized) (non-GAAP)	8.06%	7.32%	6.91%	9.01%	10.56%
Return on Average Tangible Common Equity - (Annualized) (non-GAAP)	11.92%	10.93%	10.60%	13.34%	14.45%

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

(6)
The Company uses certain non-GAAP financial measures, such as: pre-tax, pre-provision earnings, total operating expenses excluding restructuring expense, and the efficiency ratio to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP income from continuing operations before income taxes to non-GAAP pre-tax, pre-provision earnings; from GAAP total operating expense to non-GAAP total operating expense excluding restructuring; and from GAAP efficiency ratio to Non-GAAP efficiency ratio (FTE basis), excluding restructuring, are presented below:

	Three Months Ended			Year Ended
(In thousands)	December 31, 2015	September 30, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Income before income taxes (GAAP)	$20,106	$21,390	$17,890	$93,313	$99,770
ADD BACK: Provision/ (credit) for loan losses	(1,655)	2,600	2,400	(1,555)	(6,400)
Pre-tax, pre-provision earnings (non-GAAP)	$18,451	$23,990	$20,290	$91,758	$93,370

Total operating expense (GAAP)	$67,407	$61,929	$63,760	$255,181	$227,129
Less: Amortization of intangibles	1,799	1,655	1,707	6,711	4,836
Less: Restructuring	2,000	1,504	739	3,724	739
Total operating expense (excluding amortization of intangibles and restructuring) (non-GAAP)	$63,608	$58,770	$61,314	$244,746	$221,554
Total operating expense (excluding restructuring) (non-GAAP)	65,407	60,425	63,021	251,457	226,390

Net interest income	$48,140	$46,473	$44,128	$185,770	$179,701
Total core fees and income	37,137	39,443	39,609	157,087	138,978
Total other income	581	3	313	4,082	1,820
FTE income	2,997	2,883	2,510	11,035	9,249
Total revenue (FTE basis)	$88,855	$88,802	$86,560	$357,974	$329,748
Efficiency Ratio, before deduction of intangible amortization (GAAP)	78.51%	72.08%	75.86%	73.55%	70.87%
Efficiency Ratio, FTE Basis excluding restructuring (non-GAAP)	71.59%	66.18%	70.83%	68.37%	67.19%

(7)
The Company uses certain non-GAAP financial measures, such as: net interest income excluding interest recovered on previous non-accrual loans and net interest margin excluding interest recovered on previous non-accrual loans to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP net interest income to non-GAAP net interest income excluding interest recovered on previous non-accrual loans; and from GAAP net interest margin to non-GAAP net interest margin excluding interest recovered on previous non-accrual loans, are presented below:

	Three Months Ended
(In thousands)	December 31, 2015	September 30, 2015	December 31, 2014
Net interest income (GAAP basis)	$48,140	$46,473	$44,128
ADD: FTE income	2,997	2,883	2,510
Net interest income, FTE basis	51,137	49,356	46,638
LESS: Interest recovered on previously non-accrual loans	255	298	295
Net interest income, FTE basis, excluding interest recovered on previously non-accrual loans (non-GAAP)	50,882	49,058	46,343

Net Interest Margin (FTE basis)	2.88%	2.84%	2.83%
Net Interest Margin, FTE basis, excluding interest recovered on previously non-accrual loans (non-GAAP)	2.86%	2.82%	2.82%

(8)	Interest income on Non-taxable Investments and Loans are presented on an FTE basis using the federal statutory rate of 35% for each period presented.

(9)	Includes Loans Held for Sale and Nonaccrual Loans.

(10)	The concentration of the Private Banking loan data and credit quality is primarily based on the location of the lender's regional offices.

(11)
Accruing substandard loans include loans that are classified as substandard but are still accruing interest income. Boston Private Bank & Trust Company may classify a loan as substandard where known information about possible credit problems of the related borrowers causes management to have doubts as to the ability of such borrowers to comply with the present repayment terms and which may result in disclosure of such loans as nonaccrual at some time in the future.

(12)
In addition to loans 30-89 days past due and accruing, at December 31, 2015 and 2014, the Company had no loans outstanding more than 90 days past due but still on accrual status. At September 30, 2015, the Company had one loan totaling $0.1 million that was more than 90 days past due but still on accrual status. This loan originated in the New England region.